Government Select Series

Supplement to Prospectus

Dated October 30, 2017

References to National Association of Insurance Commissioners’ Approved List of Money Market Mutual Funds

The reference in the Prospectus to the listing of Institutional Class of Government Select Series on the National Association of Insurance Commissioners’ Approved List of Money Market Mutual Funds is hereby deleted.

The date of this Supplement is June 29, 2018.

Please retain this Supplement for future reference.